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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)      OCTOBER 27, 2000
                                                 -------------------------------


                              COASTCAST CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

        CALIFORNIA                     1-12676                 95-3454926
(State or Other Jurisdiction         (Commission             (IRS Employer
    of Incorporation)                File Number)         Identification No.)


3025 EAST VICTORIA STREET, RANCHO DOMINGUEZ, CALIFORNIA        90221
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code      (310) 638-0595
                                                   -----------------------------

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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     This Report is filed pursuant to Item 5 of Form 8-K to report (a) the adoption of a shareholder rights plan by Coastcast Corporation, (b) the declaration of an extraordinary cash dividend with respect to the shares of common stock, no par value per share, of Coastcast Corporation and (c) the adoption of a dividend policy by Coastcast Corporation. Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto (except as otherwise indicated):

     EXHIBITS
     --------

     1. Form of Rights Agreement, dated as of October 27, 2000, between Coastcast Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

     2. Coastcast Corporation Press Release dated October 27, 2000 announcing the adoption of a Shareholder Rights Plan.

     3. Coastcast Corporation Press Release dated October 27, 2000 announcing the declaration of an extraordinary cash dividend and the adoption of a dividend policy.

     4. Form of Letter to Shareholders regarding the declaration of an extraordinary cash dividend, the adoption of a dividend policy, the adoption of a Shareholder Rights Plan and transmitting a Summary of the Rights.

     5. Summary of the Rights issued pursuant to the Rights Agreement to be transmitted with the Letter to Shareholders.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 1, 2000               COASTCAST CORPORATION


                                      By:    /s/ HANS H. BUEHLER
                                             -----------------------
                                      Name:  Hans H. Buehler
                                      Its:   Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit                                                                           Sequentially
Number                     Description                                           Numbered Page*
-------                    -----------                                           --------------
Ex. 4                      Rights Agreement, dated as of October 27,
                           2000, between Coastcast Corporation and
                           ChaseMellon Shareholder Services, L.L.C.,
                           as Rights Agent

Ex. 99.1                   Coastcast Corporation Press Release
                           dated October 27, 2000 announcing the
                           adoption of a Shareholder Rights Plan

Ex. 99.2                   Coastcast Corporation Press Release
                           dated October 27, 2000 announcing the
                           declaration of an extraordinary cash dividend and the adoption of a dividend policy

Ex. 99.3 Form of Letter to Shareholders regarding the declaration of an extraordinary cash dividend, the adoption of a dividend policy, the adoption of a Shareholder Rights Plan and transmitting a Summary of the Rights

Ex. 99.4 Summary of the Rights issued pursuant to the Rights Agreement to be transmitted with the Letter to Shareholders

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*Contained only in manually executed version


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